                                                                    EXHIBIT 99.1

        CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
  CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                SEPTEMBER 2001


                                                                Ending Balance
                                                                   9/30/01
                                                               ----------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                    16,787,284
     Accounts receivable                                           5,200,371
     Receivable from subsidiaries                                          -
     Inventories                                                           -
     Prepaid expenses and other current assets                     1,056,377
                                                               ----------------
               Total current assets                               23,044,032

Net property, plant and equipment                                  4,779,177

Other assets                                                       8,121,314
                                                               ----------------
                                                                  35,944,523
                                                               ================




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                       0
     Current portion long-term debt                               79,001,468
     Accounts payable                                             35,072,613
     Accrued expenses                                             14,710,735
     Income taxes payable                                          6,497,969
                                                              ----------------
          Total current liabilities                              135,282,785

Current assets in excess of reorganization value                  22,507,702


Stockholders' equity (deficiency):
     Common stock                                                 17,553,048
     Additional paid in capital                                    4,436,788
     Unearned compensation                                          (100,971)
     Retained deficit                                           (143,256,393)
     Cumulative currency translation adjustment                     (478,436)
                                                              ----------------
           Total stockholders' equity (deficiency)              (121,845,964)
                                                              ----------------
                                                                  35,944,523
                                                              ================


      CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                SEPTEMBER 2001



                                                            --------------------------------
                                                                 Month of       YTD Sept.
                                                                Sept. 2001        2001
                                                            --------------------------------
Net revenue                                                                     65,869,367
Cost of sales                                                      (20,829)     52,068,557
                                                            --------------------------------
Gross profit                                                        20,829      13,800,810

Selling, general and administrative expenses                       805,177      17,103,657
Royalty income                                                           -       5,478,479
Restructuring and other unusual charges                            216,240       3,615,387
                                                            --------------------------------

Earnings from operations                                        (1,000,588)     (1,439,755)

Interest expense                                                   612,471      11,679,390
Other (income) expense, net                                        588,448     (31,062,665)
                                                            --------------------------------

Net income before income tax                                    (2,201,507)     17,943,520

Income tax expense                                                   5,425         976,260
                                                            --------------------------------

Net income                                                      (2,206,932)     16,967,260
                                                            ================================

                     CVEO Corporation f/k/a Converse Inc.
              Shedule of Cash Receipts & Disbursements Form MOR1
                                  $=thousands

                                                Prior Month       Actual       Total
                                                Cumulative        9/1-9/30     Cumulative
                                                -
CASH RECEIPTS:
Domestic Accounts                                   33,502                          33,502
Outlet Stores                                        4,740                           4,740
Int'l Distributors                                  15,747                          15,747
Royalty Receipts                                     3,989                           3,989
Interest Receipts                                      156              19             175
Other Receipts                                       1,152             184           1,336

   TOTAL RECEIPTS                                   59,286             203          59,489

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                       389                             389
   Duties/Customs                                    2,124                           2,124
   Other Disbursements                               8,676             184           8,860
   Traffic                                           1,321                           1,321
   Advertising/Mktg                                    384                             384
   Player Contracts                                    101                             101
   Rent                                                778                             778
   Capital Expenditures                                  -                               -
   Float Adjustment                                                                      -
                                                                                         -
Total Accounts Payable                              13,773             184          13,957
                                                                                         -
Foreign Fnshd Gds-L/C                               19,453                          19,453
Payroll                                              9,924             269          10,193
Tax Payments                                         3,947                           3,947
Japan                                                  132                             132
Singapore                                              219                             219
Other                                                2,858                           2,858
Restructuring Fees                                   2,783           1,001           3,784

   TOTAL CASH
     DISBURSEMENTS                                  53,089           1,454          54,543

-------------------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                        6,197          (1,251)          4,946
-------------------------------------------------------------------------------------------

ADD  BA FINANCING                                   16,212                          16,212
                                                                                         -
LESS BA MATURITY                                    26,912                          26,912



-------------------------------------------------------------------------------------------
NET CASH REC/DSB                                    (4,503)         (1,251)         (5,754)
-------------------------------------------------------------------------------------------


Proceeds Sale of Assets                             88,750                          88,750
                                                      (566)                           (566)

INTEREST/FEES;
   BANKS                                             1,685                           1,685
   NOTEHOLDERS                                       1,763                           1,763
   CONVERTIBLE NOTES                                                                     -
   DIP FEE                                             643                             643
                                                                                         -
BT Loan Payoff                                      37,039                          37,039
Secured Notes Payoff                                23,906                          23,906
REVOLVER BALANCE                                         -                               -
NET CASH ACTIVITY                                   20,973          (1,251)         19,722
LETTERS OF CREDIT
          ADD:                                       9,686                           9,686
          SUBTRACT:                                 19,450                          19,450
TOTAL L/C                                           (3,710)                         (3,710)

BA REFINANCING
          ADD:                                      16,212                          16,212
          SUBTRACT:                                 53,348                          53,348
TOTAL B/A REFINANCING                                    -                               -

STANDBY L/C                                            919                             919

TOTAL LINE UTILIS./CASH BALANCE                     16,344          15,093          15,093
                                           -----------------------------------------------